                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 12, 2000
                                                 ------------------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

        1-3305                                           22-1109110
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(Commission File Number)                    (I.R.S. Employer Identification No.)

    One Merck Drive, PO Box 100, Whitehouse Station, NJ          08889-0100
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    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code        (908) 423-1000
                                                   -----------------------------
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Item 7. Financial Statements and Exhibits

     (c)  Exhibits


     Exhibit 99(a)             Annual Business Briefing Opening               Filed with
                               Remarks given by Raymond V. Gilmartin,         this document
                               Chairman, President and Chief Executive
                               Officer of the Registrant, on
                               December 12, 2000

     Exhibit 99(b)             Annual Business Briefing Presentations         Filed with
                               given by certain senior executive officers     this document
                               of the Registrant, on December 12, 2000

     Exhibit 99(c)             Annual Business Briefing Closing Remarks       Filed with
                               given by Raymond V. Gilmartin, Chairman,       this document
                               President and Chief Executive Officer of
                               the Registrant, on December 12, 2000


Item 9.  Regulation FD Disclosure

Incorporated by reference are the Annual Business Briefing Presentations given by certain senior executive officers of the Registrant, on December 12, 2000, attached as Exhibit 99(b). Also incorporated by reference are opening and closing remarks given by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer, attached as Exhibits 99(a) and 99(c), respectively.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MERCK & CO., Inc.




Date:  December 12, 2000              By: /s/ Debra A. Bollwage
                                          --------------------------------------
                                          DEBRA A. BOLLWAGE
                                          Assistant Secretary
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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
 99(a)            Annual Business Briefing Opening Remarks given by Raymond V.
                  Gilmartin, Chairman, President and Chief Executive Officer of
                  the Registrant, on December 12, 2000

 99(b) Annual Business Briefing Presentations given by certain senior executive officers of the Registrant, on December 12, 2000

 99(c)            Annual Business Briefing Closing Remarks given by Raymond V.
                  Gilmartin, Chairman, President and Chief Executive Officer of the Registrant, on December 12, 2000